Exhibit 10.5


                             SUBORDINATION AGREEMENT

         This Subordination Agreement (this "Agreement") is entered into as of the 22nd day of September, 2004, by and between Sands Brothers Venture Capital LLC, Sands Brothers Venture Capital III LLC and Sands Brothers Venture Capital IV LLC (collectively, with their affiliates, successors and permitted assigns, the "Subordinated Lender"), and Laurus Master Fund, Ltd. (the "Senior Lender"). Unless otherwise defined herein, capitalized terms used herein shall have the meaning provided such terms in the Securities Purchase Agreement and/or the Security Agreement referred to below, as applicable.

                                   BACKGROUND

         WHEREAS, the Senior Lender has made a loan to Conversion Services International, Inc., a Delaware corporation (the "Company") pursuant to, and in accordance with, (i) that certain Securities Purchase Agreement dated as of August 16, 2004 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Securities Purchase Agreement") and (ii) the Related Agreements referred to in the Securities Purchase Agreement, (iii) that certain Security Agreement dated as of August 16, 2004 by and between the Company and Laurus (as amended, modified or supplemented from time to time, the "Security Agreement") and (iv) the Ancillary Agreements referred to in the Security Agreement (collectively, the "Senior Loan Documents");

         WHEREAS, as of the date hereof, the Subordinated Lender is making an aggregate $1,000,000 secured subordinated loan to the Company pursuant to: (i) three separate Senior Subordinated Convertible Promissory Notes (the "Subordinated Notes") and (ii) that certain Security Agreement between the Company and the Subordinated Lender; and

         WHEREAS, in connection with the loan being made to the Company by the Subordinated Lender, the Senior Lender and the Subordinated Lender desire to enter into this Agreement in order to set forth their rights as among one another with respect to the Company.

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Subordinated Lender and the Senior Lender agree as follows:

                                      TERMS

         1. All obligations of each the Company and/or any of its Subsidiaries to the Senior Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Senior Liabilities". Any and all loans made by the Subordinated Lender to the Company and/or any of its Subsidiaries, together with all other obligations of the Company and/or any of its Subsidiaries to the Subordinated Lender (in each case, including any interest, fees or penalties related thereto), howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent or now or hereafter existing, or due or to become due are referred to as "Junior Liabilities". It is expressly understood and agreed that the term "Senior Liabilities", as used in this Agreement, shall include, without limitation, any and all interest, fees and penalties accruing on any of the Senior Liabilities after the commencement of any proceedings referred to in paragraph 4 of this Agreement, notwithstanding any provision or rule of law which might restrict the rights of the Senior Lender, as against the Company, its Subsidiaries or anyone else, to collect such interest, fees or penalties, as the case may be.

         2. Except as expressly otherwise provided in this Agreement or as the Senior Lender may otherwise expressly consent in writing, the payment of the Junior Liabilities shall be postponed and subordinated to the payment in full of all Senior Liabilities. Furthermore, no payments or other distributions whatsoever in respect of any Junior Liabilities shall be made, nor shall any property or assets of the Company or any of its Subsidiaries be applied to the purchase or other acquisition or retirement of any Junior Liability. Notwithstanding anything to the contrary contained in this paragraph 2 or elsewhere in this Agreement, the Company and its Subsidiaries may make regularly scheduled principal and interest payments, as the case may be, to the Subordinated Lender with respect to the Junior Liabilities, so long as: (i) no Event of Default has occurred and is continuing at the time of any such payment and (ii) the amount of such regularly scheduled principal payments and the rate of interest, in each case, with respect to the Junior Liabilities is not increased from that in effect on the date hereof. Furthermore, without the consent of the Senior Lender, the Subordinated Lender may convert any principal or interest under the Subordinated Notes into shares of Company common stock, but solely in accordance with the terms of the Subordinated Notes. The Senior Lender shall provide prompt written notice to the Subordinated Lender following such time as the Senior Lender declares any Event of Default (as defined in the Senior Loan Documents).

         3. The Subordinated Lender hereby subordinates all security interests that have been, or may be, granted by the Company and/or any of its Subsidiaries to such Subordinated Lender in respect of the Junior Liabilities, to the security interests granted by the Company and/or any of its Subsidiaries to the Senior Lender in respect of the Senior Liabilities.

         4. In the event of any dissolution, winding up, liquidation, readjustment, reorganization or other similar proceedings relating to the Company and/or any of its Subsidiaries or to its creditors, as such, or to its property (whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency or receivership, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Company and/or any of its Subsidiaries, or any sale of all or substantially all of the assets of the Company and/or any of its Subsidiaries, or otherwise), the Senior Liabilities shall first be paid in full before any Subordinated Lender shall be entitled to receive and to retain any payment or distribution in respect of any Junior Liability (other than permitted payments previously and lawfully made to Subordinated Lender pursuant to Section 2 hereof).

         5. The Subordinated Lender will mark its books and records so as to clearly indicate that their respective Junior Liabilities are subordinated in accordance with the terms of this Agreement. The Subordinated Lender will execute such further documents or instruments and take such further action as the Senior Lender may reasonably request from time to time request to carry out the intent of this Agreement.

         6. The Subordinated Lender hereby waives all diligence in collection or protection of or realization upon the Senior Liabilities or any security for the Senior Liabilities.

         7. Until such time as the Senior Liabilities have been paid in full, the Subordinated Lender will not, without the prior written consent of the Senior Lender: (a) attempt to enforce or collect any Junior Liability or any rights in respect of any Junior Liability; or (b) commence, or join with any other creditor in commencing, any bankruptcy, reorganization or insolvency proceedings with respect to the Company and/or any of its Subsidiaries. The Senior Lender agrees to provide prompt written notice to Subordinated Lender at such time the Senior Liabilities have been paid in full.

         8. The Senior Lender may, from time to time, at its sole discretion and without notice to the Subordinated Lender, take any or all of the following actions (it being understood and agreed that none of the following shall act to modify the rights of the Senior Lender as provided for in the Senior Loan Documents): (a) retain or obtain a security interest in any property to secure any of the Senior Liabilities; (b) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Senior Liabilities, or release or compromise any obligation of any nature of any obligor with respect to any of the Senior Liabilities; and (d) release their security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Senior Liabilities, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property. Notwithstanding that prior notice to the Subordinated Lender of any such action is not required, the Senior Lender agrees to provide prompt written notice to Subordinated Lender following such time the Senior Lender undertakes any of the foregoing actions.

         9. In accordance with the terms of the Senior Loan Documents, the Senior Lender may, from time to time, whether before or after any discontinuance of this Agreement, without notice to the Subordinated Lender, assign or transfer any or all of the Senior Liabilities or any interest in the Senior Liabilities; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer of the Senior Liabilities, such Senior Liabilities shall be and remain Senior Liabilities for the purposes of this Agreement, and every immediate and successive assignee or transferee of any of the Senior Liabilities or of any interest in the Senior Liabilities shall, to the extent of the interest of such assignee or transferee in the Senior Liabilities, be entitled to the benefits of this Agreement to the same extent as if such assignee or transferee were the Senior Lender, as applicable; provided, however, that, unless the Senior Lender shall otherwise consent in writing, the Senior Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Agreement, for the benefit of the Senior Lender, as to those of the Senior Liabilities which the Senior Lender has not assigned or transferred. Notwithstanding that prior notice to the Subordinated Lender of any such assignment or transfer is not required, the Senior Lender agrees to provide prompt written notice to Subordinated Lender following any such assignment or transfer.

         10. The Senior Lender shall not be prejudiced in its rights under this Agreement by any act or failure to act of the Subordinated Lender, or any noncompliance of the Subordinated Lender with any agreement or obligation, regardless of any knowledge thereof which the Senior Lender may have or with which the Senior Lender may be charged; and no action of the Senior Lender permitted under this Agreement shall in any way affect or impair the rights of the Senior Lender and the obligations of the Subordinated Lender under this Agreement.

         11. Notices. All notices, requests, demands, consents and other communications required or permitted to be given or made hereunder shall be in writing and shall be deemed to have been duly given and received to or by the party to whom the same is so given or made: (a) if delivered by hand, on the day it is so delivered against receipt, (b) if mailed via the United States mail, certified first class mail, postage prepaid, return receipt requested, on the fifth (5th) business days after it is mailed, (c) if sent by a nationally recognized overnight courier, on the business day after it is sent or (d) if sent by facsimile transmission, on the day it is so delivered (with confirmation of receipt), at the address or fax number of such party as set forth below, which address and fax number may be changed by notice to the other party hereto duly given as set forth herein):

         if to the Senior Lender, to:

         Laurus Capital Management, LLC
         825 Third Avenue, 14th Floor
         New York, NY 10022
         tel: 212-541-5800 ext.211
         fax: 212-541-4434
         Attn: John E. Tucker, Esq.

         if to the Subordinated Lender, to:

         Sands Brothers Venture Capital
         90 Park Avenue,  39th floor
         New York, NY 10016
         tel: 212-953-4954
         fax: 212-697-8035
         Attn: Howard Sterling

         12. No delay on the part of the Senior Lender in the exercise of any right or remedy shall operate as a waiver of such right or remedy, and no single or partial exercise by the Senior Lender of any right or remedy shall preclude other or further exercise of such right or remedy or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Agreement be binding upon the Senior Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Senior Lender. For the purposes of this Agreement, Senior Liabilities shall have the meaning set forth in Section 1 above, notwithstanding any right or power of any Subordinated Lender or anyone else to assert any claim or defense as to the invalidity or unenforceability of any such obligation, and no such claim or defense shall affect or impair the agreements and obligations of any Subordinated Lender under this Agreement.

         13. This Agreement shall be binding upon the Subordinated Lender and upon the heirs, legal representatives, successors and assigns of the Subordinated Lender and the permitted successors and assigns of the Subordinated Lender.

         14. This Agreement shall be construed in accordance with and governed by the laws of New York without regard to conflict of laws provisions. Wherever possible each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

                            [signature page follows]

         IN WITNESS WHEREOF, this Agreement has been made and delivered this 22nd day of September, 2004.

                             SUBORDINATED LENDER:

                             SANDS BROTHERS VENTURE CAPITAL LLC

                             By: SB Venture Capital Management LLC, Manager


                                  /s/ Steven Sands
                             By: _______________________________
                                  Name:  Steven Sands
                                  Title: Manager

                             SANDS BROTHERS VENTURE CAPITAL III LLC

                             By: SB Venture Capital Management III LLC, Manager


                                 /s/ Steven Sands
                             By: _______________________________
                                 Name:  Steven Sands
                                 Title: Manager

                             SANDS BROTHERS VENTURE CAPITAL IV LLC

                             By: SB Venture Capital Management IV LLC, Manager


                                 /s/ Steven Sands
                             By: _______________________________
                                 Name:  Steven Sands
                                 Title: Manager

                             SENIOR LENDER:

                             LAURUS MASTER FUND, LTD.

                                 /s/ Eugene Grin
                             By: _______________________________
                                 Name:  Eugene Grin
                                 Title: Fund Manager

         Acknowledged and Agreed to by:

                             CONVERSION SERVICES INTERNATIONAL, INC.


                                 /s/ Scott Newman
                             By:____________________________________
                                 Name:  Scott Newman
                                 Title: President and Chief Executive Officer



                   [Signature Page to Subordination Agreement]




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